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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): November 24, 1998



                        ENHANCED SERVICES COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)

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
          Colorado                   0-24256                  76-0462973
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)
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        3415 South Sepulveda Boulevard, Suite 500, Los Angeles, CA 90034
        (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code 310-397-3003
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Item 1. CHANGES IN CONTROL OF REGISTRANT.

                    Not applicable.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

                    Not applicable.

Item 3. BANKRUPTCY OR RECEIVERSHIP.

                    Not applicable.

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                    Not applicable.

Item 5. OTHER EVENTS.

      On November 25, 1998, the Registrant received a letter from NASDAQ advising the Registrant that the Registrant's securities had been delisted from the NASDAQ Stock Market effective with the close of business on November 24, 1998.

      The delisting resulted from the conclusion of a NASDAQ Listing Qualifications Panel that, principally in connection with transactions undertaken with ZULU-tek, Inc. ("ZULU-tek") in March and September 1998 (as reported in the Registrant's Annual Report on Form 10-KSB for the year ended November 30, 1997, and its Reports on Form 8-K filed March 16 and September 28, 1998, and as described in the Registrant's interim Reports on Form 10-QSB for the periods ended February 28, May 31 and August 31,
      1998) the Registrant had not complied with NASDAQ's shareholder approval rule by issuing shares which resulted in a change in control without first obtaining shareholder approval. The Panel reviewed matters in the context of the technical and other requirements of the rules and concluded that the transactions constituted a "reverse acquisition" which therefore required the Registrant to meet the requirements of NASDAQ for initial inclusion, that the Preferred Stock issued to ZULU-tek violated NASDAQ's policies on voting rights, that the Company's public statements regarding the transactions with ZULU-tek in March 1998 failed to fully disclose the details of transaction and other matters, and that, after giving effect to its "reverse acquisition" analysis, the Registrant did not currently meet the net tangible assets requirement for either initial or continued inclusion.







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          The Registrant intends to appeal the decision based on its continued
          position that the transactions were undertaken in a manner that respected the NASDAQ requirements and Marketplace Rules.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) and (b)  Not applicable

          (c) Exhibits

               99   Press release dated November 25, 1998.

Item 8. CHANGE IN FISCAL YEAR.

          By action of its Board of Directors, effective November 30, 1998, the Registrant has changed its fiscal year end to December 31 for 1998 and subsequent years. The Registrant's Annual Report for the period ended December 31, 1998, will cover the thirteen-month period from December 1, 1997 through December 31, 1998, and is expected to be filed on or before March 30, 1999.

Item 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Enhanced Services Company, Inc.
                                        Registrant

Date: December 3, 1998                  By: /s/ ROBERT C. SMITH
                                           ---------------------------------
                                           Robert C. Smith, Treasurer (Chief
                                           Financial Officer and Authorized
                                           Signatory)


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